SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)           November 17, 2004
                                                           --------------------


                               CHISTE CORPORATION
               (Exact Name of Registrant as Specified in Charter)



               Nevada                                 0-32065                               86-0965692
--------------------------------------    --------------------------------      ------------------------------------
   (State or Other Jurisdiction of           (Commission File Number)            (IRS Employer Identification No.)
           Incorporation)




936A Beachland Boulevard, Vero Beach, Florida                        32963
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(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code           772-231-7544
                                                             -------------------

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

      Effective November 17, 2004, Chiste Corporation, a Nevada corporation ("Chiste"), entered into a Mutual Termination Agreement ("Termination Agreement") with ICON Textile Laser Systems, Inc., a Delaware corporation ("ICON"), ICON Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Chiste ("Merger Sub"), certain stockholders of ICON Textile Laser Systems, Inc., and Keating Reverse Merger Fund LLC, a Delaware limited liability company ("KRM Fund") terminating a certain Agreement and Plan of Merger between the parties dated September 21, 2004 ("Merger Agreement").

      Referenced is hereby made to the Current Report on Form 8-K filed by Chiste on September 23, 2004 announcing the execution of the Merger Agreement, which is hereby incorporated by reference.

      As a condition of the consummation of the transactions under the Merger Agreement, Chiste was required to raise a minimum amount of $2,250,000 under a private placement offering of Chiste units ("Units"). Each Unit consisted of one share of Chiste Common Stock (on a post-reverse split basis) and a five-year redeemable warrant to purchase one share of Common Stock ("Warrant"). Due to a number of factors, Chiste was unable to raise the minimum amount under the private placement offering in a timely manner, and the private placement offering terminated by its terms. Accordingly, the parties agreed to mutually terminate the Merger Agreement effective November 17, 2004.

      In connection with the termination, each party released each of the other parties from any liabilities or obligations arising out of or relating to the Merger Agreement and the transactions thereunder. No termination fees or penalties were incurred by Chiste or any other party in connection with the termination.

      Chiste is a public "shell" company with nominal assets, whose sole business will be to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction be negotiated and completed pursuant to which Chiste would acquire a target company with an operating business, with the intent of continuing the acquired company's business as a publicly held entity.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 22, 2004                   CHISTE CORPORATION
                                            (Registrant)



                                            /s/ Kevin R. Keating
                                            --------------------
                                            Kevin R. Keating
                                            President, Treasurer and Secretary